Exhibit 23.0      Consent of Radics & Co., LLC


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               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     We hereby consent to the incorporation by reference into the Registration Statement on Form S-8 of Financial Bancorp, Inc. (the "Company") of our report dated November 17, 1997, included in the 1997 annual report to stockholders of the Company, which is incorporated by reference in the Company's Annual Report on Form 10-K for the year ended September 30, 1997.




                                      /s/ Radics & Co.
                                      -----------------------------
                                      Radics & Co., LLC

December 23, 1997

Pine Brook, New Jersey